Litigation and contingency	6 Months Ended
Dec. 31, 2019
Litigation and contingency
Litigation and contingency

Litigation and contingency

As reported previously, the South African Revenue Services (SARS) conducted an audit over a number of years on Sasol Financing International Plc (SFI) which performs an off-shore treasury function for Sasol. The audit culminated in the issuance by SARS of revised tax assessments, based on the interpretation of the place of effective management of SFI. The potential tax exposure is R2,46 billion (including interest and penalties as at 31 December 2019), which is disclosed as a contingent liability.

SFI and SARS have come to a mutual agreement that the Tax Court related processes will be held in abeyance pending the outcome of the judicial review application against the SARS decision to register SFI as a South African taxpayer. The legal process is ongoing in this regard and a court date for the hearing of the application has been requested by SFI.

On 5 February 2020, a law firm based in the US filed a security class action against Sasol Limited and five of its current and former executive directors. The action alleges that Sasol intentionally misled the markets regarding cost and schedule of the LCCP. Sasol is studying the action.

From time to time, Sasol companies are involved in other litigation and similar proceedings in the normal course of business. A detailed assessment is performed on each matter and a provision is recognised where appropriate. Although the outcome of these proceedings and claims cannot be predicted with certainty, the Company does not believe that the outcome of any of these cases would have a material effect on the group’s financial results.